                                          ADMINISTRATIVE AGREEMENT RE TAX ALLOCATION PAYMENTS

         This Agreement is entered into as of July 2, 2001, among Edison International, Southern California Edison Company, The
Mission Group, Edison Capital, Mission Energy Holding Company, Edison Mission Energy, Edison O&M Services, Edison Enterprises, and
Mission Land Company (the parties other than EIX are referred to herein collectively as the "Subsidiary Parties" and each individually as a "Subsidiary Party").

                                                               RECITALS

A.       Edison International has entered into an Amended and Restated Agreement for the Allocation of Income Tax Liabilities and
         Benefits, dated as of September 10, 1996 (the "Master Agreement"), with its first-tier subsidiaries, Southern California
         Edison Company and The Mission Group, providing for an allocation among the parties of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns.  The Master Agreement provides for Edison International to calculate the Separate Tax Liabilities and Separate Tax Benefits (as such terms are defined in the Master Agreement) of Southern California Edison Company and The Mission Group and of each of their respective directly or indirectly owned subsidiaries, and to make to or receive from Southern California Edison Company and The Mission
         Group, respectively, net payments with respect to the aggregate Separate Tax Benefit or Separate Tax Liability of each such company and all its respective subsidiaries.

B.       The Mission Group has entered into a related Amended and Restated Tax Allocation Agreement, dated as of September 10, 1996, as supplemented by addenda thereto (the "Group Agreement"), with its first-tier subsidiaries, Edison Capital, Mission Energy
         Holding Company, Edison O&M Services, Edison Enterprises, and Mission Land Company.  The Group Agreement provides for The
         Mission Group to use the calculations made by Edison International under the Master Agreement and to make to or receive from
         Edison Capital, Mission Energy Holding Company, Edison O&M Services, Edison Enterprises, and Mission Land Company,
         respectively, net payments with respect to the aggregate Separate Tax Benefit or Separate

         Tax Liability of each such company and all its respective subsidiaries.

C.       Mission Energy Holding Company has entered into a related Tax Allocation Agreement, dated as of July 2, 2001 (the "Mission
         Energy Agreement"), with its first-tier subsidiary, Edison Mission Energy.  The Mission Energy Agreement provides for
         Mission Energy Holding Company to use the calculations made by Edison International under the Master Agreement and to make to or receive from Edison Mission Energy net payments with respect to the aggregate Separate

         Tax Benefit or Separate Tax Liability of Edison Mission Energy and all its subsidiaries.

D.       To promote efficient administration of payments under the Master Agreement, Group Agreement, and Mission Energy Agreement
         (referred to collectively herein, together with any amendments, supplements, addenda, or successor agreements, as the "Tax
         Allocation Agreements"), Edison International and the Subsidiary Parties desire to provide for payments under the Tax
         Allocation Agreements to be made directly between Edison International and each of the Subsidiary Parties as set forth herein.

                                                               AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Tax Liability and Benefit Payments.  On each date that any payments under the Tax Allocation Agreements are to be made or received by Edison International or the Subsidiary Parties (or would have been made or received if an amount had been owed or receivable), payments shall be made as follows:

         (a) Edison International shall pay to Southern California Edison Company or Southern California Edison Company shall pay to
         Edison International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and
         Separate Tax Liabilities of Southern California Edison Company and its subsidiaries;

         (b) Edison International shall pay to The Mission Group or The Mission Group shall pay to Edison International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and Separate Tax Liabilities of The Mission
         Group and its subsidiaries (other than Mission Energy Holding Company, Edison Capital, Edison O&M Services, Edison
         Enterprises, Mission Land Company, and their subsidiaries);

         (c) Edison International shall pay to Edison Capital or Edison Capital shall pay to Edison International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and Separate Tax Liabilities of Edison Capital
         and its subsidiaries;

         (d) Edison International shall pay to Mission Energy Holding Company or Mission Energy Holding Company shall pay to Edison
         International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and Separate Tax
         Liabilities of Mission Energy Holding Company and its subsidiaries (other than Edison Mission Energy and its subsidiaries);

         (e) Edison International shall pay to Edison Mission Energy or Edison Mission Energy shall pay to Edison International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and Separate Tax Liabilities of
         Edison Mission Energy and its subsidiaries;

         (f) Edison International shall pay to Edison O&M Services or Edison O&M Services shall pay to Edison International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and Separate Tax Liabilities of Edison
         O&M Services and its subsidiaries

         (g) Edison International shall pay to Edison Enterprises or Edison Enterprises shall pay to Edison International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and Separate Tax Liabilities of Edison
         Enterprises and its subsidiaries; and

         (h) Edison International shall pay to Mission Land Company or Mission Land Company shall pay to Edison International, as the case may be, an amount equal to the aggregate net amount of the Separate Tax Benefits and Separate Tax Liabilities of
         Mission Land Company and its subsidiaries.

2.       Additional Subsidiaries.  Any Subsidiary Party may request Edison International to make payments for Separate Tax Benefits, if any, directly to any subsidiary of that Subsidiary Party.  In such case, that Subsidiary Party shall cause that subsidiary to make payments for Separate Tax Liabilities, if any, directly to Edison International.

3.       Effect on Tax Allocation Agreements.  This Agreement establishes arrangements for the efficient administration of payments under the Tax Allocation Agreements.  Those payment arrangements and this Agreement shall not be construed to modify the rights and obligations of the parties under the Tax Allocation Agreements, except to the extent that any obligation to make a payment under any of the Tax Allocation Agreements is satisfied by a payment made in accordance with this Agreement.
         Notwithstanding anything to the contrary in this Agreement, all payments shall be subject to (a) the provisions of the
         Master Agreement establishing a priority for payments of Separate Tax Benefits to Southern California Edison Company and its
         subsidiaries and (b) the provisions of the Group Agreement establishing a priority for payments of Separate Tax Benefits to
         Edison Capital and its subsidiaries.  Should any question arise as to the proper calculation or payment of the Separate Tax
         Benefits or Separate Tax Liabilities of Edison International or any of the Subsidiary Parties, the determination of such question by Edison International shall be final.

4.       Termination.  This Agreement may be terminated at any time by Edison International in its sole discretion.  Any termination shall not by itself effect a termination of any of the Tax Allocation Agreements.

5.       Successors and Beneficiaries.  This Agreement may not be assigned, pledged, transferred or hypothecated by any of the
         Subsidiary Parties without the express written consent of Edison International.

6.       Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

7.       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers thereunto duly authorized as of the date first above written.

EDISON INTERNATIONAL                                         SOUTHERN CALIFORNIA EDISON COMPANY

                                                             By:  /s/  W. James Scilacci
By:  /s/ Theodore F. Craver, Jr.

THE MISSION GROUP                                            EDISON CAPITAL

By:  /s/ Theodore F. Craver, Jr.                             By:  /s/ Thomas R. McDaniel

MISSION ENERGY HOLDING COMPANY                               EDISON MISSION ENERGY

By:  /s/ Theodore F. Craver, Jr.                             By:  /s/ Kevin M. Smith

EDISON O&M SERVICES                                          EDISON ENTERPRISES

By:  /s/ Wesley C. Moody                                     By:  /s/  Theodore F. Craver, Jr.

MISSION LAND COMPANY

By:  /s/ Thomas R. McDaniel